UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 4, 2024

AMERICAN COASTAL INSURANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		001-35761		75-3241967
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

570 Carillon Parkway, Suite 100				33716
Saint Petersburg,	FL
(Address of principal executive offices)				(Zip Code)

		(727)	633-0851
(Registrant's telephone number, including area code)
800 2nd Avenue S., St. Petersburg, Florida, 33701
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	ACIC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
American Coastal Insurance Corporation (the "Company") is filing this Current Report on Form 8-K to recast its consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission on March 15, 2024 (the "2023 Form 10-K") to reflect the Company's reportable discontinued operations and resulting segment changes. As previously announced, on May 9, 2024, the Company entered into a Stock Purchase Agreement (the "Sale Agreement") with Forza Insurance Holdings, LLC ("Forza") in which ACIC will sell and Forza will acquire 100% of the issued and outstanding stock of Interboro Insurance Company (“IIC”).

Therefore, the Company determined that the operations of IIC should be reported as discontinued operations in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 205, Presentation of Financial Statements. In addition, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 280, Segment Reporting, the Company has determined following the signed agreement to sell IIC the Company now operates under one operating segment. The Company has recast its previously filed consolidated financial statements to reflect these changes. These recast consolidated financial statements also include our independent registered public accounting firm’s opinion on internal control over financial reporting.

The recast historical consolidated financial statements, as well as the other items from the 2023 Form 10-K listed below containing recast financial information, are filed as Exhibit 99.1 to this Current Report and are incorporated by reference into this Item 8.01:

a.Part I, Item 1. Business;
b.Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;
c.Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk;
d.Part II, Item 8. Financial Statements and Supplementary Data; and
e.Part II, Item 9A. Controls and Procedures

This exhibit does not modify or update disclosures as presented in the 2023 Form 10-K to reflect events or occurrences after the date of the filing of the 2023 Form 10-K, except for matters relating specifically to the recasting of the presentation as described above. This Form 8-K, including Exhibit 99.1, should be read in conjunction with the 2023 Form 10-K and the Company's filings made subsequent to the filing of the 2023 Form 10-K.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche, LLP.

99.1	Revised Items of American Coastal Insurance Corporation Form 10-K for fiscal year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

AMERICAN COASTAL INSURANCE CORPORATION
October 4, 2024	By:	/s/ B. Bradford Martz
B. Bradford Martz, President